Exhibit 4.7
[SPECIMEN COMMON STOCK CERTIFICATE]

NUMBER ______	SHARES ______
CUSIP 961443 108
WESTERN LIBERTY BANCORP
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK
SEE REVERSE FOR
CERTAIN DEFINITIONS
This Certifies that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.0001
EACH OF THE COMMON STOCK OF
WESTERN LIBERTY BANCORP
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
CORPORATE
SEAL

TREASURER	DELAWARE	CHAIRMAN

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN ACT — ______	Custodian	______
TEN ENT	as tenants by the entireties	(Cust)		(Minor)
JT TEN	as joint tenants with right of survivorship and	under Uniform Gifts to Minors Act
	not as tenants in common	___________________________
(State)
Additional Abbreviations may also be used though not in the above list.
WESTERN LIBERTY BANCORP
The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.
Dated __________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.
Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

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